UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2013

Tempur-Pedic International Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Tempur Way

Lexington, Kentucky 40511

(Address of principal executive offices) (Zip Code)

(800) 878-8889

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Supplemental Indenture for 6.875% Senior Notes due 2020

On March 18, 2013, Tempur-Pedic International Inc. (the “Company”), Sealy Corporation (“Sealy”), certain domestic subsidiaries of Sealy, and The Bank of New York Mellon Trust Company, N.A., as Trustee, entered into a Supplemental Indenture for the Company’s 6.875% Senior Notes due 2020 (the “6.875% Notes”) issued in December 2012 to finance the acquisition of Sealy. Pursuant to the Supplemental Indenture for the 6.875% Notes, Sealy and certain of its domestic subsidiaries agreed to guarantee the Company’s obligations under the 6.875% Notes and the indenture governing the 6.875% Notes in connection with the closing of the Merger (as defined and discussed in Item 2.01 below). A copy of the Supplemental Indenture for the 6.875% Notes is attached hereto as Exhibit 4.1 and is incorporated by reference in this Item 1.01.

Second Supplemental Indenture and Third Supplemental Indenture for 8% Senior Secured Third Lien Convertible Notes due 2016 of Sealy Corporation

On March 18, 2013, Sealy Mattress Company, Sealy, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent, entered into a Second Supplemental Indenture and a Third Supplemental Indenture with respect to 8% Senior Secured Third Lien Convertible Notes due 2016 (the “Sealy Convertible Notes”).

Pursuant to the terms of the Second Supplemental Indenture for the Sealy Convertible Notes, all material negative covenants (apart from the lien covenant and related collateral requirements) have been eliminated from the Supplemental Indenture governing the Sealy Convertible Notes, as well as certain events of default and certain other provisions. As a result, going forward the holders of the Sealy Convertible Notes are only entitled to the benefit of a limited number of covenants and events of defaults. The covenants deleted include: Sections 5.04 (Corporate Existence), 5.05 (Payment of Taxes), 5.06 (Maintenance of Properties), 5.07 (Insurance), 5.08(b) (Statement by Officers as to Default), 5.09 (Reports and other Information), 5.10 (Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock), 5.12 (Limitations on Transactions with Affiliates), 5.13 (Limitations on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries) and 5.14 (Limitation on Guarantees of Indebtedness by Restricted Subsidiaries) and certain provisions in Section 8.01 limiting Sealy’s ability to enter into additional mergers. As a result of the deletion of these covenants and the deletion of certain events of default, the holders of the Sealy Convertible Notes will have the benefit of very limited covenants, and Sealy and its guarantor subsidiaries will have no restrictions under the indenture regarding their ability to enter into a wide variety of transactions, including the incurrence of additional debt, payment of cash dividends or other cash distributions to the Company, or their ability to enter into transactions with the Company or other affiliates on terms that may be materially adverse to the holders of the Sealy Convertible Notes. In addition, holders of the Sealy Convertible Notes will no longer have any right to receive ongoing financial reporting under the indenture regarding Sealy and the guarantor subsidiaries. In addition, the Company and its non-Sealy subsidiaries will not provide any guarantees of any obligations with respect to the Sealy Convertible Notes.

Sealy also expects that the Sealy Convertible Notes will be delisted from the New York Stock Exchange (the “NYSE”) shortly after the merger closing and that the registration of the Sealy Convertible Notes under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be terminated shortly after closing of the merger. KKR and its affiliates have agreed to convert approximately $123.5 million in Accreted Principal Amount of Sealy Convertible Notes immediately after the closing of the merger, representing approximately 54% of the outstanding Sealy Convertible Notes. All of the foregoing could have a material adverse impact on the trading market and liquidity of the Sealy Convertible Notes.

Pursuant to the terms of the Third Supplemental Indenture for the Sealy Convertible Notes, the Sealy Convertible Notes are now convertible only into cash, in an amount that adjusts during the Make-Whole Period (as defined under the Supplemental Indenture governing the Sealy Convertible Notes), and then becomes fixed thereafter. The Make-Whole Period effectively expires on April 12, 2013. Holders of Sealy Convertible Notes who convert on March 19, 2013 will receive approximately $2,325.43 per $1,000 Accreted Principal Amount of Sealy Convertible Notes being converted. The amount that a holder will receive upon conversion will decline slightly every day during the Make-Whole Period, and holders of Sealy Convertible Notes who convert after April 12, 2013 will receive only $2,200 per $1,000 Accreted Principal Amount of Sealy Convertible Notes being converted.

Copies of the Second Supplemental Indenture and Third Supplemental Indenture for the Sealy Convertible Notes are attached hereto as Exhibit 4.4 and 4.5, respectively, and are incorporated by reference in this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

On March 18, 2013, in connection with the merger, the Company satisfied in full all loans and other obligations under, and terminated, the Amended and Restated Credit Agreement dated as of June 28, 2011 (as amended) among Tempur-Pedic Management, Inc. (now known as Tempur-Pedic Management, LLC), Dan-Foam APS and the other borrowers thereto, the Company, Tempur World LLC and the other guarantors thereto, the lenders party thereto, Bank of America, N.A., as Domestic Administrative Agent and Domestic Collateral Agent, and Nordea Bank Danmark A/S, as Foreign Administrative Agent and Foreign Collateral Agent. The description of the Credit Agreement included in the Company’s reports filed with the Securities and Exchange Commission is incorporated by reference herein. The Company did not incur any material early termination penalties as a result of the termination.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously announced on September 27, 2012, the Company and Silver Lightning Merger Company, a newly formed wholly-owned subsidiary of the Company (“Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sealy. On March 18, 2013, the transaction closed, with Sub being merged with and into Sealy with Sealy continuing as the surviving company and wholly-owned subsidiary of the Company (the “Merger”).

Pursuant to terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock of Sealy issued and outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive $2.20 in cash, without interest (the “Merger Consideration”), except as noted below. Pursuant to the terms of the Merger Agreement, at the effective time (the “Effective Time”):

•

Each share of common stock of Sealy (other than shares of treasury stock, shares owned by Sealy and shares with respect to which appraisal rights are properly exercised and not withdrawn), issued and outstanding immediately prior to the Effective Time was converted into the right to receive a cash amount of $2.20 per share, without interest;

•

Each option to purchase shares of common stock of Sealy, whether or not vested (each a “Sealy Stock Right”), was cancelled and converted into the right to receive a cash payment (less any applicable withholding) equal to the product obtained by multiplying (x) the total number of shares of Sealy common stock subject to such Sealy Stock Rights or to which such rights relate immediately prior to the Effective Time by (y) the excess, if any, of $2.20 over the per share exercise price of such Sealy Stock Right;

•

Each equity share unit issued, whether or not earned and vested in full (each a “Sealy Share Unit”), was deemed earned and vested in full and each grantee of a Sealy Share Unit will be paid, at or promptly after the Effective Time, an amount in cash equal to $2.20 (less any applicable withholding); and

•

Each restricted stock unit issued (each a “Sealy RSU”), to the extent not previously earned and vested, was (A) with respect to Sealy RSUs subject to time-based vesting, deemed earned and vested in full and (B) with respect to Sealy RSUs subject to performance-based vesting, was deemed earned and vested as if the applicable target performance goals had been met, and, in each case, each grantee of a Sealy RSU will be paid, at or promptly after the Effective Time, an amount in cash equal to $2.20 (less any applicable withholding).

The information included in Item 1.01 of the Company’s Form 8-K filed on September 27, 2012 is incorporated in this Item 2.10 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On March 12, 2013, in connection with the Merger and to facilitate an internal reorganization of the ownership of various subsidiaries, the Company issued 9,701,479 shares of common stock, par value $0.01 per share, from its treasury account to Tempur Holdings B.V., a wholly owned subsidiary of the Company, for $45.97 per share for an aggregate purchase price of $445,976,989. There were no underwriting discounts or commissions. Because the shares issued in the internal reorganization will be owned by a wholly owned subsidiary of the Company, there will be no change to the Company’s fully diluted share count.

In connection with the issuance, the Company relied on Section 4(2) of the Securities Act of 1933, as amended, as the exemption from registration of the securities. No advertising or general solicitation was employed in offering the securities and the securities were issued to a wholly-owned subsidiary.

Item 7.01.	Regulation FD Disclosure.

On March 18, 2013, the Company and Sealy issued a joint press release announcing that they had closed the Merger and related financings to fund the consideration and expenses related to the Merger. The information provided in this Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On March 18, 2013, the Company made available investor presentation materials to be used from time to time in investor presentations. A copy of the Company’s investor presentation materials is attached as Exhibit 99.2 and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

On March 18, 2013, the Board of Directors of the Company approved an amendment to its Amended and Restated Certificate of Incorporation to change its corporate name to Tempur Sealy International, Inc. This amendment will be submitted to the Company’s stockholders for approval at its 2013 annual meeting of stockholders.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Audited Consolidated Financial Statements for the years ended December 2, 2012 and November 27, 2011 of Sealy will be filed by amendment within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed with respect to this Item.

(b) Pro Forma Financial Information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed with respect to this Item.

(d) Exhibits.

Exhibit	Description

4.1	Supplemental Indenture, dated as of March 18, 2013, among Tempur-Pedic International Inc., the additional Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Indenture, dated as of July 10, 2009, by and among Sealy Mattress Company, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee, with respect to Guaranteed Debt Securities (incorporated herein by reference to Exhibit 4.1 to Sealy Mattress Company’s filing on Form 8-K (File No. 333-117081) filed July 16, 2009).

4.3	Supplemental Indenture, dated as of July 10, 2009, by and among Sealy Mattress Company, Sealy Corporation, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent, with respect to 8% Senior Secured Third Lien Convertible Notes due 2016 (incorporated herein by reference to Exhibit 4.2 to Sealy Mattress Company’s filing on Form 8-K (File No. 333-117081) filed July 16, 2009).

4.4	Second Supplemental Indenture, dated as of March 18, 2013, by and among Sealy Mattress Company, Sealy Corporation, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent, with respect to 8% Senior Secured Third Lien Convertible Notes due 2016.

4.5	Third Supplemental Indenture, dated as of March 18, 2013, by and among Sealy Mattress Company, Sealy Corporation, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent, with respect to 8% Senior Secured Third Lien Convertible Notes due 2016.

99.1	Joint Press Release, dated March 18, 2013, of Tempur-Pedic International Inc. and Sealy Corporation.

99.2	Investor Presentation of Tempur-Pedic International Inc. dated March 18, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tempur-Pedic International Inc.

Date: March 18, 2013

/s/ Dale E. Williams
Name: Dale E. Williams
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

4.1	Supplemental Indenture, dated as of March 18, 2013, among Tempur-Pedic International Inc., the additional Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Indenture, dated as of July 10, 2009, by and among Sealy Mattress Company, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee, with respect to Guaranteed Debt Securities (incorporated herein by reference to Exhibit 4.1 to Sealy Mattress Company’s filing on Form 8-K (File No. 333-117081) filed July 16, 2009).

4.3	Supplemental Indenture, dated as of July 10, 2009, by and among Sealy Mattress Company, Sealy Corporation, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent, with respect to 8% Senior Secured Third Lien Convertible Notes due 2016 (incorporated herein by reference to Exhibit 4.2 to Sealy Mattress Company’s filing on Form 8-K (File No. 333-117081) filed July 16, 2009).

4.4	Second Supplemental Indenture, dated as of March 18, 2013, by and among Sealy Mattress Company, Sealy Corporation, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent, with respect to 8% Senior Secured Third Lien Convertible Notes due 2016.

4.5	Third Supplemental Indenture, dated as of March 18, 2013, by and among Sealy Mattress Company, Sealy Corporation, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent, with respect to 8% Senior Secured Third Lien Convertible Notes due 2016.

99.1	Joint Press Release, dated March 18, 2013, of Tempur-Pedic International Inc. and Sealy Corporation.

99.2	Investor Presentation of Tempur-Pedic International Inc. dated March 18, 2013.